Exhibit 99.2

Inclisiran inhibits PCSK9 synthesis by RNA interference Planned interim analysis of a multi-center randomized controlled dose-finding trial Kausik K Ray, Ulf Landmesser, Lawrence A Leiter, David Kallend, Peter Wijngaard Robert Dufour, Timothy Hall, Mahir Karakas, Traci Turner, Frank LJ Visseren, R Scott Wright, and John JP Kastelein On behalf of the ORION-1 investigators

Background and rationale
Inclisiran: Under investigation for LDL-C lowering

- ASCVD remains a challenge to global health[1]
- LDL-C reduction is a proven strategy to prevent ASCVD[2]
- Statins are the cornerstone of treatment but with limitations[2]
- mAbs that block PCSK9 have demonstrated significant LDL-C lowering with or without statins[3,4]
- mAbs that block PCSK9 require 12-24 s.c. injections per year (totaling ~2-5 grams)[5,6]
- Administrative and financial burdens leave room for more efficient agents
- RNAi a highly efficient approach to inhibit PCSK9 synthesis in the liver[7,8]
- Phase I 300 mg s.c. inclisiran lowered LDL-C ~50% for 4-6 months (n=69)[9]

1: World Health Organization
2: AHA guidelines on dyslipidemia
3: Sabatine MS et al. N Engl J Med 2015;372:1500-9
4: Robinson JG et al. N Engl J Med 2015;372:1489-99
5: https://www.repathahcp.com/dosing
6: https://www.praluenthcp.com/dosing
7: Wittrup A & Lieberman J Nature Rev Gen 2015;16: 543-52
8: Fitzgerald K et al. Lancet 2013;9911:60-8
9: Fitzgerald K et al. N Engl J Med online publication 2016:November 13

2 Inclisiran inhibits PCSK9 synthesis by RNA interference

Imperial College London
Alnylam
The Medicines Company

PCSK9 synthesis inhibition via RNA interference
Inclisiran harnesses a natural catalytic process

- Synthetic double strand 21-23mer oligonucleotide
- 3x GalNAc at sense 3' end enables hepatic-specific uptake via ASGP receptor
- Chemically modified to prevent RNAse degradation
- Dicer separates antisense strand – and incorporates it into RISC
- RISC degrades PCSK9 mRNA catalytically to halt PCSK9 protein synthesis in the liver


5'
3'
GalNAc
GalNAc
GalNAc


RISC - RNA induced silencing complex

3 Inclisiran inhibits PCSK9 synthesis by RNA interference
Imperial College London
amc
Alnylam
The Medicines Company

Objectives Dosage selection for Phase III Primary endpoint Percent change in LDL-C levels from baseline at day 180 Secondary endpoint LDL-C levels at day 90 and other lipid parameters LDL-C and PCSK9 levels over time Safety and tolerability Interim analysis Pre-specified and pre-defined endpoints Interim analysis endpoints up to 90 days Change and % change from baseline in LDL-C, PCSK9, other lipids and lipoproteins Safety and tolerability

Patient population
High cardiovascular risk and elevated LDL-C

Inclusion criteria
- Age ≥18 years
- With ASCVD - LDL-C >70 mg/dL
- High risk primary prevention LDL-C >100
- TG <400 mg/dL
- eGFR ≥30 mL/min
- Maximally tolerated statin
- Stable lipid Rx for ≥30 days

Exclusion criteria
- Significant comorbidity
- HbA1c ≥10%
- NYHA Class II-IV HF
- MACE <6 months
- Uncontrolled BP
- Active liver disease
- Pregnancy or risk | nursing
- Cognitive impairment

5 Inclisiran inhibits PCSK9 synthesis by RNA interference
Imperial College London
amc
Alnylam
The Medicines Company

Study design and statistics Dose finding - placebo controlled Statistics Sample size of 480 patients allowed for 15% drop out rate >90% power to detect 30% LDL-C in at least 1 treatment group Pre-specified interim analysis plan Follow-up cut-off 25 Oct 2016 497 patients followed to 90 days 189 patients followed to 180 days Day of study Dose (N) 1 14 30 60 90 104 120 150 180 210 Assessment One dose Interim analysis Final analysis Placebo (65) 200 mg (60) 300 mg (62) 500 mg (66) Two doses Placebo (62) 100 mg (62) 200 mg (63) 300 mg (61) Follow-up as of 25 Oct 2016 501 497 189

Patient characteristics Baseline demographics well balanced Total=501 Inclisiran Placebo Pooled 100 mg 200 mg 300 mg 500 mg N=127 N=374 N=62 N=123 N=123 N=66 Age mean (years) 62 64 65 63 64 62 BMI (kg/m2) 30 29 29 29 29 28 White 117 (93%) 357 (93%) 57 (92%) 114 (93%) 114 (93%) 63 (95%) Male 75 (59%) 251 (67%) 39 (63%) 78 (63%) 87 (71%) 47 (71%) Cardiovascular disease 91 (72%) 254 (68%) 43 (69%) 84 (68%) 91 (74%) 36 (55%) Lipid lowering treatment 99 (78%) 307 (82%) 50 (81%) 103 (84%) 102 (83%) 52 (79%) Statin treatment 94 (74%) 271 (72%) 44 (71%) 91 (74%) 91 (74%) 45 (68%) LDL-C (beta quant) (mg/dL) 125 129 128 129 126 135 PCSK9 (ng/mL) 427 427 410 448 420 418

Safety of inclisiran to day 90 Treatment emergent adverse events (TEAE) Total=497 Inclisiran Day 1-90 Placebo Pooled 100 mg 200 mg 300 mg 500 mg N=127 N=370 N=61 N=122 N=122 N=65 Any TEAE 69 (54%) 198 (54%) 38 (62%) 64 (52%) 68 (56%) 28 (43%) Serious 5 (4%) 22 (6%) 8 (13%) 6 (5%) 6 (5%) 2 (3%) Severe 5 (4%) 12 (3%) 3 (5%) 3 (2%) 4 (3%) 2 (3%) Related 24 (19%) 67 (18%) 11 (18%) 20 (16%) 27 (22%) 9 (14%) Death 0 (0%) 1 (0.3%) 0 (0%) 0 (0%) 0 (0%) 1 (1.5%) Most common TEAEs (>2%) were myalgia, headache, fatigue, nasopharyngitis, back pain, hypertension, diarrhea, dizziness (similar incidence to placebo)

Safety of inclisiran to day 90 Liver and muscle TEAE1 Total=497 Inclisiran Day 1-90 Placebo Pooled 100 mg 200 mg 300 mg 500 mg N=127 N=370 N=61 N=122 N=122 N=65 ALT >3x ULN 0 1 (0.3%) 0 0 1 (0.8%) 0 AST >3x ULN 0 1 (0.3%) 0 0 1 (0.8%) 0 ALP >2x ULN 0 3 (0.8%) 1 (1.6%) 0 2 (1.6%)2 0 Bilirubin >2x ULN3 0 0 0 0 0 0 CK >5x ULN 0 2 (0.6%) 0 1 (0.8%)4 1 (0.8%) 0 Myalgia 6 (4.7%) 21 (5.7%) 5 (8.2%) 7 (5.7%) 8 (6.6%) 1 (1.5%) 1: Crossing above threshold for significance at any time after randomization regardless of baseline 2: One patient above ULN at baseline 3: No patient met the criteria for Hy’s law 4: Patient >3x ULN at baseline

Safety of inclisiran to day 90 First injection TEAE1,2 Total=497 Inclisiran Placebo Pooled 100 mg 200 mg 300 mg 500 mg AE terms N=127 N=370 N=61 N=122 N=122 N=65 Injection site erythema 0 4 (1.1%) 0 2 (1.6%) 1 (0.8%) 1 (1.5%) Injection site pruritus 0 1 (0.3%) 0 0 1 (0.8%) 0 Injection site rash 0 0 0 0 0 0 Injection site reaction 0 7 (1.9%) 1 (1.6%) 1 (0.8%) 3 (2.5%) 2 (3.1%) Total (observed any time) 0 12 (3.2%) 1 (1.6%) 3 (2.5%) 5 (4.1%) 3 (4.6%) Total (observed >4 hours) 0 9 (2.4%) 1 (1.6%) 3 (2.5%) 4 (3.3%) 1 (1.5%) 1: Number of patients with adverse event classified by preferred term – each patient is counted only once 2: Pre-defined histaminic/allergic type adverse events

Efficacy of one dose of inclisiran up to day 90 Significant, durable PCSK9 and LDL-C lowering PCSK9 LDL-C p-value for all comparisons to placebo <0.0001 p-value for all comparisons to placebo <0.0001 -80 -60 -40 -20 0 0 30 60 90 Mean percent change ( ± 95% CI) Placebo (N=124) 100mg (N=59) 200mg (N=121) 300mg (N=120) 500mg (N=64) Days from first injection -80 -60 -40 -20 0 0 30 60 90

Efficacy of one dose of inclisiran up to day 90 Other lipid parameters - change from baseline Total=4941 Inclisiran Day 90 Placebo 100 mg 200 mg 300 mg 500 mg N=124 N=61 N=122 N=122 N=65 Total cholesterol mean (SD) -1% (16) -22% (12) -26% (14) -28% (15) -30% (11) Triglyceride median 3% 1% -11% -10% 0% HDL-C mean (SD) -2% (14) 5% (11) 8% (12) 9% (16) 8% (15) Non-HDL-C mean (SD) 0% (20) -30% (13) -37% (18) -40% (19) -42% (15) Apo-B mean (SD) -2% (16) -28% (12) -34% (15) -37% (16) -40% (13) Lp(a) median -1% -18% -21% -23% -22% 1: Includes patients with baseline and day-90 measurement for all parameters

One dose and two doses of inclisiran up to day 180 Efficacy of 300 mg versus placebo on LDL-C Days from first injection Available data as of 25 Oct 2016 - 80 - 60 - 40 - 20 0 0 30 60 90 120 150 180 Percentage change ( “ 95% CI) Placebo (N=22) 300mg (N=21) - 80 - 60 - 40 - 20 0 0 30 60 90 120 150 180 Placebo (N=23) 300mg (N=28)

Individual patient response at day 180 Absolute change in LDL-C from baseline Change in LDL-C (mg/dL) Mean -3.1 Median 2 mg/dL Mean -64.9 Median -64 mg/dL Placebo Two doses (N=23) 300 mg Two doses (N=28) Available data as of 25 Oct 2016 32.5 - 91 - 125 - 75 - 25 25 - 26.5 - 122 - 125 - 75 - 25 25

Conclusions Inclisiran: Phase III-ready investigational compound Inclisiran inhibits PCSK9 synthesis by RNA interference and lowers LDL-C significantly One dose of 300 mg achieves mean 51% LDL-C reduction Two doses of 300 mg achieve mean 57% LDL-C reduction Inclisiran is well tolerated with no material safety issues Potential for biannual or triannual dosing affirmed Results of ORION-1 support start of Phase III The efficacy, safety and dosing profile of inclisiran are likely to ensure significant and durable reductions in LDL-C and thus potentially impact cardiovascular outcomes